Exhibit 21.1
List of Subsidiaries

Company Name	Country
259 Pitt Street Pty Ltd.	Australia
3750 Residential Employer LLC	Delaware
3750 Residential Management LLC	Delaware
90210 Grand Wailea Employer LLC	Delaware
90210 LLC	Delaware
90210 Management Company, LLC	Delaware
Adana Hilton Enternasyonal Otelcilik Limited Sirketi	Turkiye
Adda Hotels	United Kingdom
Adda Properties Limited	United Kingdom
Addis Ababa Hilton Private Limited Company	Ethiopia
Admiral I Pty Limited	Australia
Admiral II Pty Limited	Australia
Admiral III Pty Limited	Australia
Admiral Investments Pty Limited	Australia
Ankara Enternasyonal Otelcilik Anonim Sirketi	Turkiye
ATM Hotels Pty. Limited	Australia
Bally's Grand Property Sub I, LLC	Nevada
Blue Bonnet Security Employer LLC	Delaware
Blue Bonnet Security, LLC	Delaware
Canopy Employer LLC	Delaware
Canopy Hotel Management LLC	Delaware
Comfort Hotels International Limited	United Kingdom
Comfort Hotels Limited	United Kingdom
Comfort Inns BV	Netherlands
Conrad Employer LLC	Delaware
Conrad International (Egypt) LLC	Nevada
Conrad International (Egypt) LLC - Egypt Branch	Egypt
Conrad International (Egypt) Resorts Corporation	Nevada
Conrad International (Thailand) Limited	Thailand
Conrad International Hotels (HK) Limited	Hong Kong
Conrad International Management Services (Singapore) Pte Ltd	Singapore
Conrad Management LLC	Delaware
Conrad Nagoya Godo Kaisha	Japan
Conrad Osaka Godo Kaisha	Japan
Curio Employer LLC	Delaware
Curio Las Vegas Employer LLC	Delaware
Curio Management LLC	Delaware
Custom House Hotel, L.P.	Missouri
Destination Resorts LLC	Arizona
Doubletree De Mexico, S.A. De C.V.	Mexico
Doubletree Employer LLC	Delaware
Doubletree Hotels LLC	Arizona
Doubletree International Franchise LLC	Delaware
Doubletree LLC	Delaware

Exhibit 21.1
List of Subsidiaries

Doubletree Management LLC	Delaware
DT Employer LLC	Delaware
DT Management LLC	Arizona
DT Real Estate, LLC	Arizona
DTR Houston, Inc.	Arizona
Embassy Development LLC	Delaware
Embassy Suites Club No. Three, Inc.	Louisiana
Embassy Suites Club No. Two, Inc.	Texas
Embassy Suites Employer LLC	Delaware
Embassy Suites Management LLC	Delaware
Florida Conrad International Corp.	Florida
GIC 11 E. Walton LLC	Delaware
Grand Hotel Imperial dd	Croatia
Grundstucksgesellschaft Belvederer Allee Weimar mbH	Germany
GW Hotel Inc.	Delaware
GW Manager LLC	Delaware
H Alliance, Inc.	Delaware
Hampton Inns Employer LLC	Delaware
Hampton Inns Management LLC	Delaware
Hapeville Investors, LLC	Delaware
HBM Global Risk Corporation	Arizona
HI Investment (Colombia) EU	Columbia
HI US Finance LLC	Delaware
HIC First LLC	Delaware
HIC Gaming California, Inc	California
HIC Group International Luxembourg S.a.r.l.	Luxembourg
HIC Holdings BV	Netherlands
HIC Holdings LLC	Delaware
HIC Hotels U.S.A. LLC	Delaware
HIC Racing (Chiswick) Limited	United Kingdom
HIC Racing Corporation	Delaware
HIC Roissy Netherlands BV	Netherlands
HIC San Pablo Limited, Inc	California
HIC Second LLC	Delaware
HIC Treasury Limited	United Kingdom
Hilmex Holdings, S. de R.L. de C.V.	Mexico
Hilton (Hellas) Monoprosopi EPE	Greece
Hilton 11 E. Walton Mezz LLC	Delaware
Hilton Argentina SRL	Argentina
Hilton Brazil Operacoes E Participacoes Ltda.	Brazil
Hilton BVP Management LLC	Delaware
Hilton Canada Co.	Canada
Hilton Corporate Director LLC	Delaware
Hilton Cyprus Limited	Cyprus
Hilton Domestic Operating Company Inc.	Delaware

Exhibit 21.1
List of Subsidiaries

Hilton Egypt Trading Company (a/k/a Hilton Lil Tigara)	Egypt
Hilton Employer Inc.	Delaware
Hilton Enternasyonal Otelcilik AS	Turkiye
Hilton Enternasyonal Otelcilik AS - Ankara branch	Turkiye
Hilton Enterprise Management & Consulting (Nanjing) Co., Ltd	China
Hilton Enterprise Management (Shanghai) Co Ltd	China
Hilton Enterprise Management (Shanghai) Co Ltd - Beijing Branch	China
Hilton Enterprise Management (Shanghai) Co Ltd - Shenzen Branch	China
Hilton Finance (UK) Limited	United Kingdom
Hilton Finance Inc.	Delaware
Hilton Franchise Holding LLC	Delaware
Hilton Garden Inns Employer LLC	Delaware
Hilton Garden Inns Management LLC	Delaware
Hilton Global Foundation	Delaware
Hilton HHC Limited	United Kingdom
Hilton HIH Limited	United Kingdom
Hilton Holdings LLC	Nevada
Hilton Honors Worldwide LLC	Delaware
Hilton Hospitality LLC	Nevada
Hilton Hotel Employer LLC	Delaware
Hilton Hotel Management (Shanghai) Co Ltd	China
Hilton Hotel Management (Shanghai) Co Ltd - Beijing branch	China
Hilton Hotel Management (Shanghai) Co Ltd - Shenzhen branch	China
Hilton Hotel Management Services Private Limited	India
Hilton Hotel Service Co Limited	Japan
Hilton Hotels (Ireland) Limited	Ireland
Hilton Hotels Management India Private Limited	India
Hilton Hotels of Australia (Melbourne) Pty Ltd	Australia
Hilton Hotels of Australia Pty Limited	Australia
Hilton Illinois Holdings LLC	Delaware
Hilton Illinois LLC	Nevada
Hilton Internacional de Venezuela CA	Venezuela
Hilton International (France) SAS	France
Hilton International (Gaborone) (Proprietary) Limited	Botswana
Hilton International (Germany) GmbH	Germany
Hilton International (Moscow) LLC	Delaware
Hilton International (Switzerland) GmbH	Switzerland
Hilton International (Thailand) Limited	Thailand
Hilton International Asia Pacific Pte Ltd	Singapore
Hilton International Australia Holding Pty Ltd	Australia
Hilton International Australia Pty Limited	Australia
Hilton International Barbados Limited	Barbados
Hilton International Canada CRA ULC	Canada
Hilton International Co - Sucursal em Portugal	Portugal
Hilton International Co (Belgium) BVBA	Belgium

Exhibit 21.1
List of Subsidiaries

Hilton International Co (Spolka Akcyjna)	Poland
Hilton International Entities Holding Limited	United Kingdom
Hilton International Franchisor LLC	Delaware
Hilton International GAMMA	France
Hilton International Holding LLC	Delaware
Hilton International Holding USA Corporation	Delaware
Hilton International Holdings LLC	Delaware
Hilton International Hotels (UK) Limited	United Kingdom
Hilton International IP Holding 2 Limited	United Kingdom
Hilton International IP Holding Limited	United Kingdom
Hilton International Jamaica Limited	Jamaica
Hilton International LLC	Delaware
Hilton International LLC - DIFC Branch	United Arab Emirates
Hilton International LLC (Foreign Branch) (RAK)	United Arab Emirates
Hilton International Malaysia Sdn Bhd	Malaysia
Hilton International Manage (Maldives) Pvt. Ltd	Maldives
Hilton International Manage LLC	Delaware
Hilton International Manage LLC - Canada	Canada
Hilton International Manage LLC - Egypt	Egypt
Hilton International Manage LLC - South Africa	South Africa
Hilton International Manage LLC Branche (Tunisia)	Tunisia
Hilton International Management (Middle East) Corporation - Ukraine Representative Office	Ukraine
Hilton International Management LLC	Delaware
Hilton International Management LLC (Sri Lanka)	Sri Lanka
Hilton International Master Holding Limited	United Kingdom
Hilton International Nederland B.V.	Netherlands
Hilton International New Zealand Limited	New Zealand
Hilton International South Africa (PTY) Limited	South Africa
Hilton International Trinidad Limited	Trinidad and Tobago
Hilton International Trocadero	France
Hilton International Vermogensverwaltung GmbH	Germany
Hilton International Wien GmbH	Austria
Hilton Israel Ltd	Israel
Hilton Italiana Srl	Italy
Hilton Malta Limited	Malta
Hilton Management Liquor LLC	Delaware
Hilton Management LLC	Delaware
Hilton Munich Airport Hotel Manage GmbH	Germany
Hilton Nairobi Limited	Kenya
Hilton NUS HSS, Inc.	Delaware
Hilton of Panama, Ltd.	Panama
Hilton of Spain S.L.	Spain

Exhibit 21.1
List of Subsidiaries

Hilton PCB S.a.r.l.	Luxembourg
Hilton Reservations Worldwide, L.L.C.	Delaware
Hilton Russia LLC	Delaware
Hilton Russia LLC - Russian branch	Russia
Hilton Service Center GmbH	Germany
Hilton Supply Management LLC	Delaware
Hilton Systems Solutions, LLC	Delaware
Hilton Telemarketing LLC	Delaware
Hilton Tobago Unlimited	Trinidad and Tobago
Hilton Travel Services LLC	Delaware
Hilton UK Corporate Director Limited	United Kingdom
Hilton UK Foundation	United Kingdom
Hilton UK Hotels Limited	United Kingdom
Hilton UK Manage Limited	United Kingdom
Hilton UK Manage Limited - Saudi Arabia	Saudi Arabia
Hilton UK Manage Limited - Sucursal em Portugal	Portugal
Hilton UK Manage Limited - Swedish Filial	Sweden
Hilton UK Pension Trustee Limited	United Kingdom
Hilton Worldwide Domestic FS Treasury LLC	Delaware
Hilton Worldwide Finance Corp.	Delaware
Hilton Worldwide Franchising LP	United Kingdom
Hilton Worldwide FS Treasury Limited	United Kingdom
Hilton Worldwide Holding 1 Limited	United Kingdom
Hilton Worldwide Holding 2 Limited	United Kingdom
Hilton Worldwide Holding LLP	United Kingdom
Hilton Worldwide Holdings Inc.	Delaware
Hilton Worldwide International do Brasil Ltda.	Brazil
Hilton Worldwide International Holding 1 LLC	Delaware
Hilton Worldwide International Japan Godo-Kaisha	Japan
Hilton Worldwide International Luxembourg Holding S.à r.l.	Luxembourg
Hilton Worldwide International Myanmar Company Limited	Myanmar
Hilton Worldwide International Puerto Rico LLC	Puerto Rico
Hilton Worldwide International Singapore Pte. Ltd.	Singapore
Hilton Worldwide Limited	United Kingdom
Hilton Worldwide Limited Hong Kong Branch	Hong Kong
Hilton Worldwide Manage Branchco Limited	United Kingdom
Hilton Worldwide Manage Branchco Limited - Malaysia Branch	Malaysia
Hilton Worldwide Manage Branchco Limited - Sucursal em Portugal	Portugal
Hilton Worldwide Manage Branchco Limited (Ukraine)	Ukraine
Hilton Worldwide Manage Branchco Limited Branch - Georgia	Georgia
Hilton Worldwide Manage Branchco Limited -Colombia Branch	Colombia
Hilton Worldwide Manage Branchco Limited Korea Branch	South Korea
Hilton Worldwide Manage Branchco Limited Branch in Kosovo	Kosovo
Hilton Worldwide Manage Branchco Limited -Seychelles	Seychelles

Exhibit 21.1
List of Subsidiaries

Hilton Worldwide Manage Branchco Limited spółka z ograniczona odpowiedzialnością Oddział w Polsce	Poland
Hilton Worldwide Manage Branchco Ltd - Sucursal Uruguay	Uruguay
Hilton Worldwide Manage Ghana Limited	Ghana
Hilton Worldwide Manage Limited	United Kingdom
Hilton Worldwide Manage Limited - Papua New Guinea Registration	Papua New Guinea
Hilton Worldwide Parent LLC	Delaware
Hilton Worldwide Services Limited	United Kingdom
Hilton Worldwide Services Limited - Dubai Branch	United Arab Emirates
Hiro Grundstucks GmbH & Co KG	Germany
HIRO Hotel GmbH & Co KG	Germany
HIRO Verwaltungs GmbH	Germany
HLT Amity LLC	Delaware
HLT Aro Manage Limited	United Kingdom
HLT Audubon LLC	Delaware
HLT Brazil LLC	Delaware
HLT Conrad Domestic Employer LLC	Delaware
HLT Conrad Domestic LLC	Delaware
HLT Drake Employer LLC	Delaware
HLT Drake LLC	Delaware
HLT English Operator Limited	United Kingdom
HLT ESP International Franchise LLC	Delaware
HLT Existing Franchise Holding LLC	Delaware
HLT German Manage GmbH	Germany
HLT German Services GmbH	Germany
HLT HSM Holding LLC	Delaware
HLT HSS Holding LLC	Delaware
HLT International Existing Franchise Holding LLC	Delaware
HLT International Manage LLC	Delaware
HLT JV Acquisition LLC	Delaware
HLT London Manage Limited	United Kingdom
HLT Managed Mezz VI-A LLC	Delaware
HLT Managed Mezz VI-B LLC	Delaware
HLT Managed Mezz VI-C LLC	Delaware
HLT Managed Mezz VI-D LLC	Delaware
HLT Managed Mezz VI-E LLC	Delaware
HLT Managed Mezz VI-F LLC	Delaware
HLT Managed Mezz VI-G LLC	Delaware
HLT Managed Mezz VI-H LLC	Delaware
HLT Managed Mezz VI-I LLC	Delaware
HLT Managed Mezz VI-J LLC	Delaware
HLT Managed Mezz VI-K LLC	Delaware
HLT Managed Mezz XI-A GmbH	Germany
HLT Managed Mezz XI-B GmbH	Germany

Exhibit 21.1
List of Subsidiaries

HLT Managed Mezz XI-C GmbH	Germany
HLT Managed Mezz XI-D GmbH	Germany
HLT Managed Mezz XI-E GmbH	Germany
HLT Managed Mezz XI-F GmbH	Germany
HLT Managed Mezz XI-G GmbH	Germany
HLT Managed Mezz XI-H GmbH	Germany
HLT Managed Mezz XI-I GmbH	Germany
HLT Managed Mezz XI-J GmbH	Germany
HLT Managed Mezz XI-K GmbH	Germany
HLT Managed VI Holding LLC	Delaware
HLT Managed VI-A Borrower LLC	Delaware
HLT Managed VI-A Holding LLC	Delaware
HLT Managed XI-A Borrower GmbH	Germany
HLT Managed XII-A Holding LLC	Delaware
HLT Mexico LLC	Delaware
HLT Operating Mezz III-K Limited	United Kingdom
HLT Operating Mezz VII-A Limited	United Kingdom
HLT Operating Mezz VII-B Limited	United Kingdom
HLT Operating Mezz VII-C Limited	United Kingdom
HLT Operating Mezz VII-D Limited	United Kingdom
HLT Operating Mezz VII-E Limited	United Kingdom
HLT Operating Mezz VII-F Limited	United Kingdom
HLT Operating Mezz VII-G Limited	United Kingdom
HLT Operating Mezz VII-H Limited	United Kingdom
HLT Operating Mezz VII-I Limited	United Kingdom
HLT Operating Mezz VII-J Limited	United Kingdom
HLT Operating Mezz VII-K Limited	United Kingdom
HLT Operating Mezz V-K Limited	United Kingdom
HLT Operating VII-A Borrower GmbH	Germany
HLT Owned IX Holding Limited	United Kingdom
HLT Owned IX-A Holding Limited	United Kingdom
HLT Owned Mezz IX-A Limited	United Kingdom
HLT Owned Mezz IX-B Limited	United Kingdom
HLT Owned Mezz IX-C Limited	United Kingdom
HLT Owned Mezz IX-D Limited	United Kingdom
HLT Owned Mezz IX-E Limited	United Kingdom
HLT Owned Mezz IX-F Limited	United Kingdom
HLT Owned Mezz IX-G Limited	United Kingdom
HLT Owned Mezz IX-H Limited	United Kingdom
HLT Owned Mezz IX-I Limited	United Kingdom
HLT Owned Mezz IX-J Limited	United Kingdom
HLT Owned Mezz IX-K Limited	United Kingdom
HLT Owned Mezz V-A Limited	United Kingdom
HLT Owned Mezz V-B Limited	United Kingdom
HLT Owned Mezz V-C Limited	United Kingdom

Exhibit 21.1
List of Subsidiaries

HLT Owned Mezz V-D Limited	United Kingdom
HLT Owned Mezz V-E Limited	United Kingdom
HLT Owned Mezz V-F Limited	United Kingdom
HLT Owned Mezz V-G Limited	United Kingdom
HLT Owned Mezz V-H Limited	United Kingdom
HLT Owned Mezz V-I Limited	United Kingdom
HLT Owned Mezz VII-A LLC	Delaware
HLT Owned Mezz VII-B LLC	Delaware
HLT Owned Mezz VII-C LLC	Delaware
HLT Owned Mezz VII-D LLC	Delaware
HLT Owned Mezz VII-E LLC	Delaware
HLT Owned Mezz VII-F LLC	Delaware
HLT Owned Mezz VII-G LLC	Delaware
HLT Owned Mezz VII-H LLC	Delaware
HLT Owned Mezz VII-I LLC	Delaware
HLT Owned Mezz VII-J LLC	Delaware
HLT Owned Mezz VII-K LLC	Delaware
HLT Owned Mezz V-J Limited	United Kingdom
HLT Owned Mezz V-K Limited	United Kingdom
HLT Owned V Holding Limited	United Kingdom
HLT Owned V-A Holding Limited	United Kingdom
HLT Owned VI-A Holding LLC	Delaware
HLT Owned VII Holding LLC	Delaware
HLT Owned VII-A Holding LLC	Delaware
HLT Palmer Employer LLC	Delaware
HLT Palmer LLC	Delaware
HLT Prism LLC	Delaware
HLT Secretary Limited	United Kingdom
HLT Stakis IP Limited	United Kingdom
HLT Stakis Operator Limited	United Kingdom
HLT Waldorf=Astoria International Manage LLC	Delaware
Home2 Employer LLC	Delaware
Home2 Management LLC	Delaware
Homewood Suites Employer LLC	Delaware
Homewood Suites Management LLC	Delaware
Hotel Clubs of Corporate Woods, Inc.	Kansas
Hotel Corporation of Europe (Milan Branch)	Italy
Hotel Corporation of Europe LLC	Delaware
Hotel Maatschappij Schiphol BV	Netherlands
Hotelbetriebsgesellschaft Hochstrasse GmbH	Germany
Hotels Statler Company, Inc.	Delaware
Hotels Statler Employer LLC	Delaware
HPP Hotels USA LLC	Delaware
HPP International LLC	Delaware
Inhil Co., Inc.	New York

Exhibit 21.1
List of Subsidiaries

International Brand Hospitality Austria GmbH	Austria
International Brand Hospitality GmbH	Germany
International Company for Touristic Investments, S.A.E.	Egypt
International Hotels (Kenya) Limited	Kenya
International Rivercenter Lessee, L.L.C.	Louisiana
Istanbul Park Hilton Enternasyonal Otelcilik Limited Sirketi	Turkiye
Izmir Enternasyonal Otelcilik Anonim Sirketi	Turkiye
Izmir Hilton Enternasyonal Otelcilik AS	Turkiye
Livingwell Australia Pty Limited	Australia
LXR Employer LLC	Delaware
LXR Management LLC	Delaware
Madagascar Hilton SARL	Madagascar
Maple Hotels Management Company Limited	United Kingdom
Mayaguez Hilton Corporation - Puerto Rico branch	Puerto Rico
Mayaguez Hilton LLC	Delaware
MC Treasury Limited	United Kingdom
Mersin Hilton Enternasyonal Otelcilik AS	Turkiye
Morning Light Co Ltd	United Kingdom
Motto Employer LLC	Delaware
Motto Management LLC	Delaware
München Park Hilton Zweigniederlassung der Hilton International LLC	Germany
Nagoya Hilton Co Ltd	Japan
Nippon Hilton Co Ltd	Japan
On Command Corporation	Delaware
Operadora de Hoteles Loreto, S. de R.L. de C.V	Mexico
Osaka Hilton Co Ltd	Japan
P55 Beverage LLC	Delaware
Promus Hotel Services, Inc.	Delaware
Promus Hotels Florida LLC	Delaware
Promus Hotels LLC	Delaware
Promus Hotels Parent LLC	Delaware
PT Conrad Management Indonesia	Indonesia
PT Hilton International Manage Indonesia	Indonesia
Puckrup Hall Hotel Limited	United Kingdom
SALC II LLC	Delaware
SALC III LLC	Delaware
SALC, Inc.	Texas
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.	Mexico
Signia Hotel Employer LLC	Delaware
Signia Hotel Management LLC	Delaware
Societe de Developpement Hotel Pointe des Blagueurs B.V.	Netherlands
Societe d'Exploitation Hoteliere d'Orly SARL	France
Societe d'exploitation Hoteliere La defense SAS	France
Societe Tunis Hilton SARL	Tunisia
Splendid Property Company Limited	United Kingdom

Exhibit 21.1
List of Subsidiaries

Sunrise Resources (Australia) Pty Ltd	Australia
Tapestry Employer LLC	Delaware
Tapestry Management LLC	Delaware
Tel-Aviv Hilton Limited	Israel
Tempo Hotel Employer LLC	Delaware
Tempo Hotel Management LLC	Delaware
Tokyo Bay Hilton Co. Ltd	Japan
Tru Management LLC	Delaware
Tru Employer LLC	Delaware
UK Leasing Leicester Ltd	United Kingdom
Waldorf=Astoria Employer LLC	Delaware
Waldorf=Astoria Management LLC	Delaware
World Hotels, B.V.	Netherlands